Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Scott B. Dubchansky, Chairman and President of Metropolitan West Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 30, 2004	/s/ Scott B. Dubchansky
Scott B. Dubchansky, Chairman and President Principal Executive Officer

I, Joseph D. Hattesohl, Treasurer of Metropolitan West Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 30, 2004	/s/ Joseph D. Hattesohl
Joseph D. Hattesohl, Treasurer Principal Financial Officer